

SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

INVESTOR PRESENTATION

NASDAQ: SMID

AUGUST 27, 2025

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of Smith-Midland Corporation ("SMID" or the "Company"), including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. SMID has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the Company's publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. SMID undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in SMID's expectations.

This presentation may contain forward-looking statements about Smith-Midland Corporation within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as will, expect, believe, anticipate, think, outlook, hope and variations of such words and similar expressions identify such forward-looking statements, including financial targets, business strategy, and plans and objectives for future operations.

Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP) the Company uses EBITDA as a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in the presentation may be different from the methods used by other companies.

Smith-Midland at a Glance

SMID
(Nasdaq)

Founded
1960
Headquartered in Midland, Virginia

$42.00
Share Price*

* As of 08/19/25

$228M
Market Cap

$91M
Revenue (TTM)

~$54M
Backlog

A Leader in Proprietary Precast Highway Barrier and Infrastructure Products


JJ-Hook
Highway Barriers


SlenderWall
Cladding System


Easi-Set
Concrete Buildings


SoftSound
Absorptive Noise Wall

Investment Highlights

Leading precast concrete manufacturer

Patented products include J-J Hooks and EASI-SET

Most widely used highway safety barrier connection in the U.S.

Approved in 42 states, mandated replacement in 2030

Strategic shift to barrier rental model

Higher margin, favorable cash flow model

Growing licensee base expanding geographic reach

75 licensees across seven countries

Macro-economic tailwind from increased infrastructure spending

Transportation and commercial construction

Strong backlog of $54 million

Doubled since end of 2021

Highly Customized Products


Decorative


Security


Military Training

Strategically Located Manufacturing Plants

VIRGINIA
(Midland)



45 acres, 59K sf
reaches NY to NC/WV

NORTH CAROLINA
(Reidsville)



46 acres, 15K sf
reaches NC to TN/KY

*New in 2020, double capacity from prior plant

SOUTH CAROLINA
(Columbia)



39 acres, 29K sf
reaches NC to FL/AL

Concrete Safety Barrier Rental Division

Construction, Highway, & Event Security

250K linear feet fleet

Expansion to **575K** linear feet





Shift to **barrier rentals** vs sales

Higher margins of **25-35%**

Recurring revenues

Stability of earnings and income

Improved cash-flow cycle

Expanded Geographic Reach through Licensing



Canada
Multiple Products
J-J Hooks Barrier
Easi-Set Buildings
SlenderWall
SoftSound
Beach Prisms
Belgium
New Zealand
Trinidad & Tobago
United States
Mexico
Australia

75
Licenses

Award-Winning Products

6%
Royalty

Infrastructure Spend Tailwinds Benefit Smith-Midland




CONCRETE SAFETY
J.J Hooks

- New **MASH TL3** standard - all U.S. highway barrier **mandated replacement** over the next 4-6 years
- J-J Hooks **approved in California**– 2nd most highway miles in U.S.
- **Low-profile barrier** offers lower cost and easier installation
- **Accelerated spend** through Public / Private Partnerships

Trends Favoring Off-Site Precast Modular Construction

- **Macro trend to off-site** modular construction
- **Shortened** lead times
- **Reduced** subcontractors
- **Minimization** of carrying costs
- **Increased** quality
- **Speed** of installation
- **Aging** construction workforce
- **Developer** saves **Time & Money**
    - Less labor and equipment





Annual Revenue, Backlog


REVENUE
(in millions)
Millions
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$46.7
$43.9
$50.6
$50.1
$59.6
$78.5
$91.0
2019
2020
2021
2022
2023
2024
TTM


BACKLOG
(in millions)
Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.9
$19.6
$29.0
$52.4
$60.8
$59.2
$54.0
2019
2020
2021
2022
2023
2024
6/30/2025

Earnings per Share & EBITDA


Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.38
$0.51
$1.45
$0.15
$0.15
$1.45
$2.27
2019
2020
2021
2022
2023
2024
TTM


EBITDA
(in millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.4
$6.4
$11.9
$4.1
$4.0
$12.7
$18.4
2019
2020
2021
2022
2023
2024
TTM

2Q25 Summary

- Revenue increased 33 percent to $26.2 million
  - Highest quarterly revenue in company history
- Service revenue nearly doubled to $12.8 million
- Operating income of $5.5 million compared to $2.7 million in prior-year quarter
- Net income of $4.2 million ($0.79 per diluted share vs $0.37 in 2Q24)

2H25 Outlook

- 1H25 Service Revenue benefited from multiple special projects
- Barrier rental income (ex special projects) expected higher in 2H25
- Utility sales and architectural panel sales expected to trend higher in second half of 2025
- Full-year royalty revenue anticipated higher than 2024



F.N.B.
MEADE

SMITH-MIDLAND®
EXCELLENCE IN PRECAST CONCRETE

APPENDIX

540-439-3266

investors@smithmidland.com

www.SmithMidland.com

Balance Sheet

ASSETS		June 30, 2025		December 31, 2024
Current assets				
Cash	$	7,101	$	7,548
Other current assets		40,346		28,301
Total current assets		**47,447**		**35,849**
Property and equipment, net		33,194		31,704
Other assets		535		438
Total assets	**$**	**81,176**	**$**	**67,991**

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities				
Current maturities of notes payable		665		658
Other current liabilities		15,820		14,352
Total current liabilities		**16,485**		**15,010**
Notes payable - less current maturities		4,097		4,436
Other liabilities		11,349		6,806
Total liabilities		**31,931**		**26,252**
Total stockholders' equity		**49,245**		**41,739**
Total liabilities and stockholders' equity	**$**	**81,176**	**$**	**67,991**